Exhibit 10.1

AMENDMENT NO. 2 dated as of August 29, 2017 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 21, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, in accordance with Section 2.21 of the Credit Agreement, has delivered to the Administrative Agent a Maturity Date Extension Request dated as of August 9, 2017, requesting the extension of the Revolving Maturity Date and the Term Maturity Date to the date that is five years from the Amendment Effective Date (as defined below) (the “Maturity Date Extension”);

WHEREAS, (a) each Lender holding Revolving Commitments and/or Revolving Loans immediately prior to the consummation of the transactions specified in Section 2 hereof (each, an “Existing Revolving Lender”) and each Lender holding Term Loans immediately prior to the consummation of the transactions specified in Section 2 hereof (each, an “Existing Term Lender” and, together with each Existing Revolving Lender, collectively, the “Existing Lenders”) that executes and delivers a signature page to this Amendment (each, a “Consenting Revolving Lender” or a “Consenting Term Lender”, as applicable, and collectively, the “Consenting Lenders”) at or prior to 5:00 p.m., New York City time, on August 25, 2017 (the “Delivery Time”), will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date, and (b) each Existing Lender that does not execute and deliver a signature page to this Amendment at or prior to the Delivery Time (each, a “Declining Revolving Lender” or a “Declining Term Lender”, as applicable, and collectively, the “Declining Lenders”) will be deemed not to have agreed to this Amendment and will be subject to the mandatory assignment provisions of Sections 2.18(b) and 2.21(c) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Declining Lenders under the Loan Documents will be assumed by (a) certain Consenting Lenders and (b) certain financial institutions that are not Existing Lenders and that are party hereto (each, a “New Revolving Lender” or “New Term Lender”, as applicable, and collectively, the “New Lenders”), in each case in accordance with Sections 2.18(b), 2.21(c) and 9.04(b) of the Credit Agreement and Sections 2(a) and 2(b) hereof);

WHEREAS, with respect to the foregoing, this Amendment is an amendment entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Maturity Date Extension;

WHEREAS, the Borrower hereby requests that the Revolving Commitment Increase Lenders (as defined below) (a) provide additional Revolving

Commitments on the Amendment Effective Date and immediately after giving effect to the Maturity Date Extension in an aggregate amount of $1,000,000,000 (the “Increase”) (for the avoidance of doubt, the Increase will not be a Revolving Commitment Increase under Section 2.20 of the Credit Agreement) and (b) make Revolving Loans to the Borrower in respect thereof from time to time during the Revolving Availability Period subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, each Person party hereto whose name is set forth on Schedule III hereto under the heading “Revolving Commitment Increase Lenders” (each such Person, a “Revolving Commitment Increase Lender”) has agreed (a) to provide a portion of the Increase to the Borrower in the amount set forth opposite its name on such Schedule and (b) to make Revolving Loans to the Borrower in respect thereof from time to time during the Revolving Availability Period subject to the terms and conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Rules of Interpretation.  The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Maturity Date Extension.

(a)  Concerning the Revolving Lenders, the Revolving Commitments and the Revolving Loans.

(i) Subject to the terms and conditions set forth herein, on the Amendment Effective Date and prior to giving effect to the Increase, (A) each New Revolving Lender shall become, and each Consenting Revolving Lender shall continue to be, a “Revolving Lender” and a “Lender” under the Credit Agreement and (B) each New Revolving Lender shall have, and each Consenting Revolving Lender shall continue to have, all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Credit Agreement and the other Loan Documents.

(ii) Pursuant to Sections 2.18(b), 2.21(c) and 9.04(b) of the Credit Agreement, on the Amendment Effective Date and prior to giving effect to the Increase, (A) each Declining Revolving Lender shall be deemed to have assigned, delegated and transferred its Revolving Commitments and its Revolving Loans, as applicable, including any participations in LC Disbursements, and (B) each Consenting Revolving Lender that will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is less than the aggregate amount of

Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned, delegated and transferred the portion of its Revolving Commitments in excess of such allocated amount (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements of such Consenting Revolving Lender), in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.16 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMorgan, as assignee, and, in the case of its Revolving Loans and participations in LC Disbursements, at a purchase price equal to par (the “Revolving Loan Purchase Price”).  Upon (1) payment to a Declining Revolving Lender of (x) the Revolving Loan Purchase Price with respect to its Revolving Loans and participations in LC Disbursements so assigned, delegated and transferred pursuant to this paragraph (ii) (which shall be paid by JPMorgan) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Revolving Commitments and Revolving Loans through but excluding the Amendment Effective Date (which shall be paid by the Borrower), and (2) the satisfaction of the applicable conditions set forth in Sections 2.18(b), 2.21(c), 2.21(e) and 9.04(b) of the Credit Agreement (but without the requirement of any further action on the part of such Declining Revolving Lender, the Borrower or the Administrative Agent), such Declining Revolving Lender shall cease to be a party to the Credit Agreement in its capacity as a Revolving Lender and a Lender.

(iii) Subject to the terms and conditions set forth herein, on the Amendment Effective Date and prior to giving effect to the Increase, (A) to the extent any Consenting Revolving Lender will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is more than the aggregate amount of the Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof), each such Consenting Revolving Lender agrees to assume from JPMorgan the portion of such excess amount (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements (in the case of the Revolving Loans and participations in LC Disbursements, at a purchase price equal to par)) and (B) each New Revolving Lender, if any, set forth on Schedule I hereto agrees to assume from JPMorgan Revolving Commitments in an aggregate amount equal to the amount disclosed to such New Revolving Lender by the Administrative Agent prior to the date hereof (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements (in the case of the Revolving Loans and participations in LC Disbursements, at a purchase price equal to par)).

(iv) Each New Revolving Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Revolving Commitments and Revolving Loans in accordance with Section 2(a)(iii) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(v) The transactions described in this Section 2(a) will be deemed to satisfy the requirements of Sections 2.18(b) and 9.04 of the Credit Agreement in respect of the assignment of the Revolving Commitments, Revolving Loans and participations in LC Disbursements so assigned, delegated and transferred pursuant to Section 2(a)(ii) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

(b)  Concerning the Term Lenders and the Term Loans.

(i) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) each New Term Lender shall become, and each Consenting Term Lender shall continue to be, a “Term Lender” and a “Lender” under the Credit Agreement and (B) each New Term Lender shall have, and each Consenting Term Lender shall continue to have, all the rights and obligations of a “Term Lender” and a “Lender” holding a Term Loan under the Credit Agreement and the other Loan Documents.

(ii) Pursuant to Sections 2.18(b), 2.21(c) and 9.04(b) of the Credit Agreement, on the Amendment Effective Date, (A) each Declining Term Lender shall be deemed to have assigned, delegated and transferred its Term Loans, and (B) each Consenting Term Lender that will be allocated an aggregate principal amount of the Term Loans as of the Amendment Effective Date that is less than the aggregate principal amount of Term Loans of such Consenting Term Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Term Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned, delegated and transferred the portion of its Term Loans in excess of such allocated amount, in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.16 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMorgan, as assignee, at a purchase price equal to par (the “Term Loan Purchase Price”).  Upon (1) payment to a Declining Term Lender of (x) the Term Loan Purchase Price with respect to its Term Loans so assigned, delegated and transferred pursuant to this paragraph (ii) (which shall be paid by JPMorgan) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Term Loans through but excluding the Amendment Effective Date (which shall be paid by the Borrower), and (2) the satisfaction of the applicable conditions set forth in Sections 2.18(b), 2.21(c), 2.21(e) and 9.04(b) of the Credit Agreement (but without the requirement of any further action on the part of such Declining Term Lender, the Borrower or the Administrative Agent), such Declining Term Lender shall cease to be a party to the Credit Agreement in its capacity as a Term Lender and a Lender.

(iii) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) to the extent any Consenting Term Lender will be allocated an aggregate principal amount of the Term Loans as of the Amendment Effective Date that is more than the aggregate principal amount of the Term Loans of such Consenting Term Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Term Lender by the Administrative Agent prior to the date hereof), each such Consenting Term Lender agrees to assume from JPMorgan, at a purchase price equal to par, the portion of such excess amount and (B) each New Term Lender, if any, set forth on Schedule II hereto agrees to assume from JPMorgan, at a purchase price equal to par, Term Loans in an aggregate principal amount equal to the amount disclosed to such New Term Lender by the Administrative Agent prior to the date hereof.

(iv) Each New Term Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Term Loans in accordance with Section 2(b)(iii) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(v) For purposes of clarity, all Term Loans outstanding immediately prior to the Amendment Effective Date shall continue to be outstanding as Term Loans under the Credit Agreement on and after the Amendment Effective Date, subject to the terms of the Credit Agreement.

(vi) The transactions described in this Section 2(b) will be deemed to satisfy the requirements of Sections 2.18(b) and 9.04 of the Credit Agreement in respect of the assignment of the Term Loans so assigned, delegated and transferred pursuant to Section 2(b)(ii) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

SECTION 3.  Revolving Commitment Increase.

(a)  Upon the satisfaction of the conditions precedent set forth in Section 6 hereof, but immediately after giving effect to the transactions described in Section 2(a)

hereof and subject to paragraph (b) of this Section 3, the Increase shall become effective.  Schedule III hereto sets forth the portion of the Increase of each Revolving Commitment Increase Lender as of the Amendment Effective Date (with respect to each Revolving Commitment Increase Lender, such Revolving Commitment Increase Lender’s “Increase Commitment”), and immediately after giving effect to this Amendment, the amount of Revolving Commitments of each Revolving Commitment Increase Lender shall include such Revolving Commitment Increase Lender’s Increase Commitment.  Effective as of the Amendment Effective Date, each Revolving Commitment Increase Lender shall be a “Revolving Lender” and a “Lender” under the Credit Agreement and the other Loan Documents, and each Revolving Commitment Increase Lender shall have all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Credit Agreement and the other Loan Documents.  Each Revolving Commitment Increase Lender’s Increase Commitment shall be several and not joint.

(b)  On the Amendment Effective Date and after giving effect to the transactions described in Section 2(a) hereof, (i) the aggregate principal amount of Revolving Borrowings outstanding immediately prior to the effectiveness of the Increase (the “Existing Revolving Borrowings”) shall be deemed to be repaid, (ii) each Revolving Commitment Increase Lender that shall have had a Revolving Commitment immediately prior to the effectiveness of the Increase shall pay to the Administrative Agent in same day funds an amount equal to the amount, if any, by which (A) (1) such Revolving Commitment Increase Lender’s Applicable Percentage (calculated after giving effect to the Increase) multiplied by (2) the aggregate principal amount of the Resulting Revolving Borrowings (as defined below) exceeds (B) (1) such Revolving Commitment Increase Lender’s Applicable Percentage (calculated without giving effect to the Increase) multiplied by (2) the aggregate principal amount of Existing Revolving Borrowings, (iii) each Revolving Commitment Increase Lender that shall not have had a Revolving Commitment immediately prior to the effectiveness of the Increase shall pay to the Administrative Agent in same day funds an amount equal to (A) such Revolving Commitment Increase Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of the Increase) multiplied by (B) the aggregate principal amount of the Resulting Revolving Borrowings, (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Revolving Lender (other than, for the avoidance of doubt, the Revolving Commitment Increase Lender from whom such funds were received) the portion of such funds that is equal to the amount, if any, by which (A) (1) such Revolving Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of the Increase) multiplied by (2) the aggregate principal amount of the Existing Revolving Borrowings exceeds (B) (1) such Revolving Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of the Increase) multiplied by (2) the aggregate principal amount of the Resulting Revolving Borrowings, (v) after the effectiveness of the Increase, the Borrower shall be deemed to have made new Revolving Borrowings (the “Resulting Revolving Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Existing Revolving Borrowings and of the Types and for the Interest Periods specified in the Borrowing Request delivered pursuant to Section 6(d) hereof, (vi) each Revolving Lender (including, for the avoidance of doubt, each

Revolving Commitment Increase Lender) shall be deemed to hold its Applicable Percentage of the Resulting Revolving Borrowings (calculated after giving effect to the effectiveness of the Increase) and (vii) the Borrower shall pay to each Revolving Lender (prior to the effectiveness of the Increase) any and all accrued but unpaid interest on its Loans comprising the Existing Revolving Borrowings, together with any amounts payable pursuant to Section 2.15 of the Credit Agreement in respect of the repayment contemplated by clause (i) of this paragraph (b), in each case as required by and pursuant to the terms of the Credit Agreement.  Upon the effectiveness of the Increase, each Revolving Lender immediately prior to the Increase will automatically and without further action be deemed to have assigned to each Revolving Commitment Increase Lender, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to the Increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit, in each case held by each Revolving Lender (including each such Revolving Commitment Increase Lender) will equal such Revolving Lender’s Applicable Percentage.

(c)  Each Revolving Commitment Increase Lender, by delivering its signature page to this Amendment on the Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders, as applicable on the Amendment Effective Date.

(d)  Immediately after giving effect to the consummation of the transactions described in Section 2(a) hereof and this Section 3, the aggregate amount of the Revolving Commitments of each Consenting Revolving Lender, New Revolving Lender and Revolving Commitment Increase Lender is set forth opposite such Lender’s name on Schedule I hereto.

SECTION 4.  Amendments to the Credit Agreement.

(a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Second Amendment Effective Date” means August 29, 2017.

(b)  Section 1.01 of the Credit Agreement is hereby amended by replacing the text “January 21, 2022” in each of the definitions of “Revolving Maturity Date” and “Term Maturity Date” with the text “August 29, 2022”.

(c)  Section 1.01 of the Credit Agreement is hereby amended by amending the last sentence of the definition of “Revolving Commitment” in its entirety as follows:

As of the Second Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $3,500,000,000.

(d)  Clause (g) of Article VII of the Credit Agreement is hereby amended as follows:

(i) by replacing the text “or” after subclause (ii) of the proviso in such clause with the text “,”;

(ii) by inserting the following text immediately after subclause (iii) of the proviso in such clause:

, (iv) any Indebtedness that becomes subject to prepayment, repurchase, redemption or defeasance as a result of the transaction intended to be financed with such Indebtedness not being consummated as contemplated or (v) any “change of control” put in respect of any Indebtedness of a Person or business acquired by the Borrower or any of its Subsidiaries as a result of such acquisition.

SECTION 5.  Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and to each of the Lenders and Issuing Banks that:

(a)  This Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  The representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c)  At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 6.  Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Consenting Lender, (iii) each New Lender, (iv) each Issuing Bank, (v) each Revolving Commitment Increase Lender and (vi) Lenders comprising the Required Lenders immediately prior to the Amendment Effective Date, (b) each of the applicable conditions set forth in Sections 2.18(b), 2.21(c), 2.21(e) and 9.04(b) of the Credit Agreement shall have been satisfied, (c) each of the representations and warranties set forth in Section 5 hereof shall be true and correct, (d) the Borrower shall have delivered a Borrowing Request with respect to the Resulting Revolving Borrowings, (e) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated hereby (including certified resolutions from the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent, (f) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Issuing Bank and the Lenders (including the Consenting Lenders, the New Lenders and the Revolving Commitment Increase Lenders) of Cravath, Swaine & Moore LLP, special New York counsel for the Borrower, dated as of the Amendment Effective Date, (g) the Borrower shall (i) be in compliance on a Pro Forma Basis after giving effect to the Increase (and the application of any proceeds therefrom) with the covenants contained in Sections 6.09 (if applicable) and 6.10 of the Credit Agreement recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are required to have been delivered pursuant to Section 5.01(a) or Section 5.01(b) of the Credit Agreement  (assuming for purposes of determining compliance with this clause (g) that the Increase is fully drawn as of the last day of such fiscal quarter) and (ii) have delivered a certificate of a Responsible Officer certifying as to compliance with clause (i) above, together with reasonably detailed calculations demonstrating such compliance, (h) the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, and signed by a Responsible Officer, confirming compliance with the conditions set forth in Sections 4.02(a) and 4.02(b) of the Credit Agreement, (i) the Lenders (including the Consenting Lenders, the New Lenders and the Revolving Commitment Increase Lenders) shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case to the extent requested in writing to the Borrower not later than five Business Days prior to the proposed Amendment Effective Date, (j) the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those expenses set forth in Section 10 hereof, and (k) the Borrower shall have paid all unpaid interest and any other amounts (including any breakage costs) in respect of the Existing Revolving Borrowings and, solely to the extent required under Section 2(b)(ii) hereof, the Term Loans of Declining Term Lenders, that have accrued to but excluding the Amendment Effective Date.

SECTION 7.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Issuing Banks and the Lenders party hereto.

SECTION 10.  Fees and Expenses.

(a)  The Borrower agrees to pay to the Administrative Agent, for the account of each Consenting Lender and each New Lender, a consent fee equal to (i) in the case of Consenting Lenders, the sum of (A) 0.02% of the sum of the aggregate amount of Revolving Commitments and the aggregate principal amount of Term Loans (such sum, the “Exposure”), in each case of such Lender immediately after giving effect to the consummation of the transactions specified in Section 2 hereof but prior to giving effect to the Increase (which amounts shall be capped at the Exposure of such Lender immediately prior to giving effect to the consummation of the transactions specified in Section 2 hereof) and (B) 0.15% of the excess, if any, of (1) the Exposure of such Lender immediately after giving effect to the consummation of the transactions specified in Section 2 hereof but prior to giving effect to the Increase over (2) the Exposure of such Lender immediately prior to giving effect to the consummation of the transactions specified in Section 2 hereof and (ii) in the case of New Lenders, 0.15% of the Exposure of such Lender immediately after giving effect to the consummation of the transactions specified in Section 2 hereof but prior to giving effect to the Increase.  The fees payable pursuant to this Section 10(a) will be paid in dollars in immediately available funds on the Amendment Effective Date and shall not be duplicative of any fees payable pursuant to Section 10(b) below.

(b)  The Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Commitment Increase Lender, an upfront fee equal to 0.15% of the Increase Commitment of each such Revolving Commitment Increase Lender on the Amendment Effective Date.  The fees payable pursuant to this Section 10(b) will be paid in dollars in immediately available funds on the Amendment Effective Date and shall not be duplicative of any fees payable pursuant to Section 10(a) above.

(c)  Notwithstanding anything herein to the contrary, with respect to the transactions contemplated by this Amendment, the Administrative Agent hereby agrees to waive payment of the processing and recordation fee of $3,500 to the extent such fee is required under Section 9.04(b)(ii) of the Credit Agreement.

(d)  Each Lender that has separately notified the Borrower that it has agreed to waive payment of the break funding costs required to be paid under Section 2.15 of the Credit Agreement in connection with the transactions contemplated by Section 3 hereof hereby agrees to such waiver.

(e)  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 11.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP., as the Borrower

By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	President & Chief Executive Officer

[Amendment No. 2 to Credit Agreement Signature Page]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and an Issuing Bank

By:	/s/ Bruce Borden
	Name:	Bruce Borden
	Title:	Executive Director

BANK OF AMERICA, N.A., individually and as an Issuing Bank

By:	/s/ Eric Ridgway
	Name:	Eric Ridgway
	Title:	Director

[Amendment No. 2 to Credit Agreement Signature Page]

[Lender Signature Pages on file with the Administrative Agent]

[Amendment No. 2 to Credit Agreement Signature Page]

SCHEDULE I

New Revolving Lenders, Consenting Revolving Lenders, and Revolving Commitment Increase Lender

[On file with the Administrative Agent]

SCHEDULE II

New Term Lenders and Consenting Term Lenders

[On file with the Administrative Agent]

SCHEDULE III

Revolving Commitment Increase Lenders

[On file with the Administrative Agent]